SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 3, 2001
(Date of Earliest Event Reported)

FIFTH AVENUE ACQUISITION I CORP.
(Exact Name of Registrant as Specified in its Charter)

Florida	0-31763	65-1032012
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Clematis Street, Suite 3000 West Palm Beach, FL		33401
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (561) 651-7336

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

(a) Pursuant to an Agreement and Plan of Merger dated as of July 11, 2001, and effective as of August 3, 2001 (the "Agreement"), Fifth Avenue Acquisition I Corp., a Florida corporation (the "Registrant" ) and PlanetLink Communications, Inc., a Georgia corporation  ("PlanetLink") have agreed that the Registrant will merge into PlanetLink. The Agreement is attached as Exhibit 2.1. Upon the consummation of the merger (the "Closing"), PlanetLink will become the successor reporting company under the Exchange Act. The Agreement was adopted by the unanimous consent of the Board of Directors of the Registrant and PlanetLink. Prior to and as a condition to the Closing, PlanetLink is required to deliver PlanetLink's  audited financial statements for the years ended December 31, 1999 and 2000, which will be included in an amendment to this Form 8-K.

The Agreement provides that PlanetLink issue a total of 456,107 shares of common stock to the present shareholders of the Registrant in exchange for the 1 million issued and outstanding shares of the Registrant held by Registrant's shareholders or an exchange ration of .456 shares of PlanetLink shares for every Registrant share.  Following the Closing of the Agreement, PlanetLink, as the successor reporting company, shall have a total of 9,122,143 shares issued and outstanding. It is contemplated that following the Closing the present officers and directors of the Registrant will resign.

At the time of the Agreement and since its inception in August 2000, the Registrant has had no operations and revenues. Reference is made to the Registrant’s Annual Report on Form 10-KSB for the year ended December 31, 2000 filed with the SEC on February 2, 2001. The Registrant also filed its Quarterly Reports on Form 10-QSB for the periods ended March 31, 2001 and June 30, 2001 and is current under the reporting requirements of the Exchange Act.

(b) The following table contains information regarding the shareholder ownership of PlanetLink, its directors and executive officers and those persons or entities who beneficially own more than 5% of PlanetLink's shares:

Name	Amount of Stock Beneficially owned (1)	Percent of Common Stock Beneficially Owned
Kayode A. Aladesuyi, President CEO and Chairman 165 West Wieuca Road, Suite 205 Atlanta, GA 30342	5,472,286	60.00%
Ernest Smith, Jr., Secretary, Director 105 Rockport Drive McDonough, GA 30253	2,500(2)	0.027%
Laron Butts, Director 110 Stillwood Court Fayetteville, GA 30215	0	0%
Leontyne Dunn, Director 3014 Heathgate Court Lawrenceville, GA 30044	50,000	0.55%
Stan Gay, Director 4920 Northway Drive Atlanta, GA 30342	0	0%
Robert Walker, Director 782 Vinnings Estates Drive Mableton, GA 30126	50,000(3)	0.55%
Dr. Melvin Williams, Director 95 Collier Road, Suite 4025 Atlanta, GA 30309	100,000	1.1%
Iyabo Johson, Director 2799 Lawrenceville Highway, Ste 100 Decatur, GA 30033	15,000	0.16%
Valerie Y. Aladesuyi 165 West Wieuca Road, Suite 205 Atlanta, GA 30342	500,000	5.48%
Harold Jackson 165 West Wieuca Road, Suite 205 Atlanta, GA 30342	500,000	5.48%
All directors and executive officers as a group (8 persons)	5,689,786	62.4%
(1) Based upon 9,122,143 outstanding shares of common stock, following the Closing and the issuance of shares to Registrant's shareholders.
(2) JTWROS by Ernest and Tonja Smith
(3) JTWROS by Robert and Venice

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "believes," "anticipates," "plans," "expects," and similar expressions are intended to identify forward-looking statements. There are a number of important factors that could cause the Company's actual results to differ materially from those indicated by such forward-looking statements. These factors include, without limitation, those set forth below under the caption "Risk Factors" and "Certain Factors That May Affect Future Results."

The information provided in this current report on Form 8-K below refers to the business and operations of PlanetLink and not to Fifth Avenue Acquisition I Corp., which is a non-operating company, unless otherwise stated or required by context.

(a) The consideration represented by the 456,107 PlanetLink shares to be issued in exchange for the acquisition of 1,000,000 Fifth Avenue I shares, representing all of the issued and outstanding common stock of Fifth Avenue I pursuant to the Agreement was negotiated between the Registrant and PlanetLink. Since its inception and to date,  Thomas J. Craft, Jr., Richard Rubin and Ivo Heiden have been the only officers, directors and shareholder of Fifth Avenue I, owning 100% of the 1 million issued and outstanding Fifth Avenue I shares and they have no interest direct or indirect in PlanetLink other than their right to receive the PlanetLink shares upon the Closing. As a result, the negotiations between Registrant and PlanetLink are considered to be "arm’s-length". The officers and directors of Fifth Avenue I   evaluated the merits and risks associated with PlanetLink and used management discretion and what they believe is reasonable judgement.

(b) The business operations of PlanetLink include the resale of residential telephone service in Georgia, the distribution under a license of DirecTV, which is a major provider of satellite television programming, and provides Internet access. These operations are expected to continue and expand after PlanetLink becomes a successor reporting company. We will file an amended Form 8-K with the SEC within 60 days following this Current Report containing a full description of PlanetLinks business according to Regulation S-B and audited financial statements of PlanetLink as required by Regulation S-X.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not applicable.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

Not applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) No financial statements are filed herewith. The Registrant shall file the financial statements of PlanetLink by amendment not later than 60 days from the date of filing of this Current Report on Form 8-K.

(b) Exhibits

2.1 Agreement and Plan of Merger

ITEM 8. CHANGE IN FISCAL YEAR

Not applicable.

ITEM 9. REGULATION FD DISCLOSURE.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fifth Avenue Acquisition I Corp.
By /s/ Thomas J. Craft, Jr.
President
Date: August 6, 2001

Exhibit 2.1

Agreement and Plan of Merger

AGREEMENT AND PLAN OF MERGER dated as of this 11th day of July, 2001, and effective as of August 3, 2001 (the "Agreement") among FIFTH AVENUE ACQUISITION I CORP., a Florida corporation ("Fifth Avenue I"), PLANETLINK COMMUNICATIONS, INC., a Georgia corporation ("PlanetLink") and the individual shareholders of Fifth Avenue I listed in Exhibit A hereof (collectively the "Shareholders"), being the owners of record of all of the issued and outstanding stock of Fifth Avenue I.

Whereas, PlanetLink wishes to acquire and the Shareholders wish to transfer all of the issued and outstanding securities of Fifth Avenue I, in a transaction intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

Now, therefore, Fifth Avenue I, PlanetLink and the Shareholders adopt this agreement and plan of merger and agree as follows:

1. EXCHANGE OF STOCK
1.1. NUMBER OF SHARES. The Shareholders agree to transfer to PlanetLink at the Closing (defined below) the number of shares of common stock of Fifth Avenue I, $.001 par value per share (the "Fifth Avenue Shares"), shown opposite their names in Exhibit A, in an exchange for an aggregate of 456,107 shares of voting common stock of PlanetLink, $.01 par value per share ("PlanetLink Shares"), which shall equal five (5%) percent of the total number of PlanetLink Shares to be issued and outstanding following this Agreement, as provided in Section 2 below.

1.2. EXCHANGE OF CERTIFICATES. Each Shareholder of an outstanding certificate or certificates theretofore representing Fifth Avenue I Shares shall surrender such certificate(s) for cancellation to PlanetLink, and shall receive in exchange a certificate or certificates representing the number of PlanetLink Shares into which the Fifth Avenue I Shares represented by the certificate or certificates so surrendered shall have been converted, as provided in Section 1.1 above and Section 2 below. The transfer of Fifth Avenue I Shares by the Shareholders shall be effected by the delivery to PlanetLink at the Closing of certificates representing the transferred Shares endorsed in blank or accompanied by stock powers executed in blank.

1.3. FRACTIONAL SHARES. Fractional PlanetLink Shares shall not be issued, but in lieu thereof PlanetLink shall round up fractional PlanetLink Shares to the next highest whole number.

1.4. FURTHER ASSURANCES. At the Closing and from time to time thereafter, the Shareholders shall execute such additional instruments and take such other action as PlanetLink may request in order more effectively to sell, transfer, and assign the transferred stock to PlanetLink and to confirm PlanetLink's title thereto. It is understood and agreed that the Shareholders shall not resign as officers and directors of Fifth Avenue I and the corporate existence of Fifth Avenue I shall not cease until the satisfaction of the obligations of PlanetLink under a separate secured promissory note dated July 11, 2001 (the "Note") payable to CR Capital Services, Inc. ("CRCS").

2. RATIO OF EXCHANGE.
The securities of Fifth Avenue I owned by the Shareholders, and the relative securities of PlanetLink for which they will be exchanged, are set out opposite their names in Exhibit A. The parties hereto acknowledge and understand that at the date of this Agreement, there are 9,122,143 PlanetLink Shares issued and outstanding and that the number of PlanetLink Shares issuable to the Shareholders under Section 1.1 of this Agreement shall equal to five (5%) percent of the PlanetLink Shares issued and outstanding upon the execution and delivery of this Agreement and the completion of the Merger.

3. CLOSING.
3.1. TIME AND PLACE. The Closing contemplated herein shall be held as soon as possible at the offices of CR Capital Services, Inc. at 301 Clematis Street, Suite 3000, West Palm Beach, FL 33401 unless another place or time is agreed upon in writing by the parties without requiring the meeting of the parties hereof. All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed. The date of Closing may be accelerated or extended by the written agreement of the parties.

3.2. FORM OF DOCUMENTS. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission required by this Agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission or original signature.

4. UNEXCHANGED CERTIFICATES.
Until surrendered, each outstanding certificate that prior to the Closing represented Fifth Avenue I Shares shall be deemed for all purposes, other than the payment of dividends or other distributions, to evidence ownership of the number of PlanetLink Shares into which it was converted. No dividend or other distribution shall be paid to the Shareholders of Fifth Avenue I Shares until presented for exchange at which time any outstanding dividends or other distributions shall be paid.

5. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS
The Shareholders, individually and separately, represent and warrant as follows:

5.1. TITLE TO SHARES. The Shareholders, and each of them, are the owners, free and clear of any liens and encumbrances, of the number of Fifth Avenue I Shares which are listed in the attached schedule A and which they have contracted to exchange.

5.2. LITIGATION. There is no litigation or proceeding pending, or to any Shareholder's knowledge threatened, against or relating to the Fifth Avenue I Shares held by the Shareholders.

6. REPRESENTATIONS AND WARRANTIES OF FIFTH AVENUE I.
Fifth Avenue I represents and warrants that:

6.1. CORPORATE ORGANIZATION AND GOOD STANDING. Fifth Avenue I is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

6.2. REPORTING COMPANY STATUS. Fifth Avenue I has filed with the Securities and Exchange Commission ("SEC") a registration statement on Form 10-SB which became effective on December 11, 2000 pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") and is a reporting company pursuant to Section12(g) thereunder.

6.3. REPORTING COMPANY FILINGS. Fifth Avenue I has timely filed and is current on all reports required to be filed by it pursuant to Section 13 of 15(d) of the Exchange Act.

6.4. CAPITALIZATION. The authorized capital stock of Fifth Avenue I consists of 20,000,000 shares of Common Stock, $.001 par value per share ("Fifth Avenue I Shares"), of which 1,000,000 Fifth Avenue I Shares are issued and outstanding and are owned of record and beneficially by the Shareholders listed on Exhibit A hereto.

6.5. ISSUED STOCK. All the outstanding Fifth Avenue Shares are duly authorized and validly issued, fully paid and non-assessable.

6.6. STOCK RIGHTS. Except as set out by schedule attached hereto, there are no stock grants, options, rights, warrants or other rights to purchase or obtain Fifth Avenue I Shares or any preferred stock issued or committed to be issued. Fifth Avenue I has adopted a Stock Option Agreement for up to 1,000,000 Fifth Avenue I Shares, which was filed with the SEC under the Exchange Act as an exhibit to the Form 10-KSB annual report for the year ended December 31, 2000. The parties agree that no options have been granted under this Stock Option Plan nor will any be granted without the prior agreement of the parties hereto.

6.7. CORPORATE AUTHORITY. Fifth Avenue I has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this Agreement.

6.8. AUTHORIZATION. Execution of this Agreement has been duly authorized and approved by Fifth Avenue I 's board of directors.

6.9. SUBSIDIARIES. Except as set out by the schedule attached hereto, Fifth Avenue I has no subsidiaries.

6.10. FINANCIAL STATEMENTS. The financial statements of Fifth Avenue I dated as of December 31, 2000, which are part of the Form 10-KSB annual report of Fifth Avenue I for its year ended December 31, 2000, copies of which have been delivered by Fifth Avenue I to PlanetLink prior to the Closing Date (the "Fifth Avenue I Financial Statements"), fairly present the financial condition of Fifth Avenue I as of the date therein and the results of its operations for the period then ended in conformity with generally accepted accounting principles consistently applied.

6.11. ABSENCE OF UNDISCLOSED LIABILITIES. Except to the extent reflected or reserved against in the Fifth Avenue I Financial Statements, Fifth Avenue I did not have at that date any liabilities or obligations (secured, unsecured, contingent, or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

6.12. NO MATERIAL CHANGES. Except as set out by attached schedule, there has been no material adverse change in the business, properties, or financial condition of Fifth Avenue I since the date of the Fifth Avenue I Financial Statements.

6.13. LITIGATION. Except as set out by attached schedule, there is not, to the knowledge of Fifth Avenue I, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against Fifth Avenue I..

6.14. CONTRACTS. Except as set out by attached schedule, Fifth Avenue I is not a party to any material contract not in the ordinary course of business that is to be performed in whole or in part at or after the date of this Agreement other than a services agreement dated September 10, 2000 with CR Capital Services, Inc., a Florida corporation ("CRCS), which the parties agree shall be amended in connection with this Agreement and shall be assumed as amended by PlanetLink and shall be enforceable in accordance with the terms of the amended services agreement, as amended.

6.15. TITLE. Except as set out by attached schedule, Fifth Avenue I has good and marketable title to all the real property and good and valid title to all other property included in the Fifth Avenue I Financial Statements. Except as set out in the balance sheet thereof, the properties of Fifth Avenue I are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of Fifth Avenue I.

6.16. TAX RETURNS. Except as set out by attached schedule, all required tax returns or federal, state, county, municipal, local, foreign and other taxes and assessments have been properly prepared and filed by Fifth Avenue I for all years for which such returns are due unless an extension for filing any such return has been filed. Any and all federal, state, county, municipal, local, foreign and other taxes and assessments, including any and all interest, penalties and additions imposed with respect to such amounts have been paid or provided for. The provisions for federal and state taxes reflected in the Fifth Avenue I Financial Statements are adequate to cover any such taxes that may be assessed against Fifth Avenue I in respect of its business and its operations during the periods covered by the Fifth Avenue I Financial Statements and all prior periods.

6.17. NO VIOLATION. The Closing will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of Fifth Avenue I is subject or by which Fifth Avenue I is bound.

7. REPRESENTATIONS AND WARRANTIES OF PLANETLINK.
PlanetLink represents and warrants that:

7.1. CORPORATE ORGANIZATION AND GOOD STANDING. PlanetLink is a corporation duly organized, validly existing, and in good standing under the laws of the State of Georgia and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

7.2. CAPITALIZATION. PlanetLink's authorized capital stock consists of 10,000,000 shares of Common Stock, $.01 par value per share ("PlanetLink Shares"), of which 9,122,143 PlanetLink Shares have been issued and are outstanding.

7.3. ISSUED STOCK. All the outstanding PlanetLink Shares are duly authorized and validly issued, fully paid and non-assessable.

7.4. STOCK RIGHTS. Except as set out by attached schedule, there are no stock grants, options, rights, warrants or other rights to purchase or obtain PlanetLink Shares nor are any PlanetLink Shares committed to be issued except under this Agreement.

7.5. CORPORATE AUTHORITY. PlanetLink has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this Agreement.

7.6. AUTHORIZATION. Execution of this Agreement has been duly authorized and approved by PlanetLink's board of directors.

7.7. SUBSIDIARIES. PlanetLink has no wholly owned active and/or inactive subsidiaries, except as disclosed to Fifth Avenue I and Shareholders in writing.

7.8. FINANCIAL STATEMENTS. PlanetLink's financial statements dated as of December 31, 2000 and 1999, copies of which will have been delivered by PlanetLink to Fifth Avenue I prior to the Closing Date, shall be audited by independent public accountants according the requirements of Regulation S-X promulgated by the SEC, and shall fairly present the financial condition of PlanetLink as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied (the "PlanetLink Financial Statements"). PlanetLink acknowledges and agrees that as a condition to the Closing of this Agreement on the Closing Date, that the audited PlanetLink Financial Statements for such periods must satisfy the requirements under the Exchange Act. The failure of PlanetLink to provide audited PlanetLink Financial Statements that fairly present the financial condition of PlanetLink as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied within a date not more than sixty (60) days from the Closing Date, unless the parties shall mutually agree in writing to an extension of such date, shall constitute a breach of Section 9.5 below and shall be a basis for the termination of this Agreement as set forth under Section 13 hereto.

7.9. ABSENCE OF UNDISCLOSED LIABILITIES. Except to the extent reflected or reserved against in the PlanetLink Financial Statements, PlanetLink did not have at that date any liabilities or obligations (secured, unsecured, contingent, or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

7.10. NO MATERIAL CHANGES. Except as set out by attached schedule, there has been no material adverse change in the business, properties, or financial condition of PlanetLink since the date of the PlanetLink Financial Statements.

7.11. LITIGATION. Except as set out by attached schedule, there is not, to the knowledge of PlanetLink, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against PlanetLink.

7.12. CONTRACTS. Except as set out by attached schedule, PlanetLink is not a party to any material contract not in the ordinary course of business that is to be performed in whole or in part at or after the date of this Agreement, other than as provided under this Agreement.

7.13. TITLE. Except as set out by attached schedule, PlanetLink has good and marketable title to all the real property and good and valid title to all other property included in the PlanetLink Financial Statements. Except as set out in the balance sheet thereof, the properties of PlanetLink are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of PlanetLink.

7.14. TAX RETURNS. Except as set out by attached schedule, all required tax returns for federal, state, county, municipal, local, foreign and other taxes and assessments have been properly prepared and filed by PlanetLink for all years for which such returns are due unless an extension for filing any such return has been filed. Any and all federal, state, county, municipal, local, foreign and other taxes and assessments, including any and all interest, penalties and additions imposed with respect to such amounts have been paid or provided for. The provisions for federal and state taxes reflected in the PlanetLink Financial Statements are adequate to cover any such taxes that may be assessed against PlanetLink in respect of its business and its operations during the periods covered by the PlanetLink Financial Statements and all prior periods.

7.15. NO VIOLATION. The Closing will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of PlanetLink is subject or by which PlanetLink is bound.

8. CONDUCT PENDING THE CLOSING
Fifth Avenue I, PlanetLink and the Shareholders covenant that between the date of this Agreement and the Closing as to each of them:

8.1. No change will be made in the charter documents, by-laws, or other corporate documents of Fifth Avenue I.

8.2. Fifth Avenue I will use its best efforts to maintain and preserve its business organization, employee relationships, and goodwill intact, and will not enter into any material commitment except in the ordinary course of business.

8.3. No change will be made in the charter documents, by-laws, or other corporate documents of PlanetLink.

8.4. PlanetLink will use its best efforts to maintain and preserve its business organization, employee relationships, and goodwill intact, and will not enter into any material commitment except in the ordinary course of business.

8.5 PlanetLink shall have prepared and delivered to the Shareholders and Fifth Avenue I the PlanetLink Financial Statements as proved in Section 7.8 above.

8.6. None of the Shareholders will sell, transfer, assign, hypothecate, lien, or otherwise dispose or encumber the Fifth Avenue I shares of common stock owned by them.

9. CONDITIONS PRECEDENT TO OBLIGATION OF THE SHAREHOLDERS
The Shareholder's obligation to consummate this exchange shall be subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by the Shareholders as appropriate:

9.1. PLANETLINK'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of PlanetLink set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

9.2. PLANETLINK'S COVENANTS. PlanetLink shall have performed all covenants required by this Agreement to be performed by it on or before the Closing.

9.3. BOARD OF DIRECTOR APPROVAL. This Agreement shall have been approved by the Board of Directors of PlanetLink.

9.4. SUPPORTING DOCUMENTS OF PLANETLINK. PlanetLink shall have delivered to the Shareholders supporting documents in form and substance reasonably satisfactory to the Shareholders, to the effect that:
(a) A good standing certificate from the jurisdiction of PlanetLink's state of organization stating that PlanetLink is a corporation duly organized, validly existing, and in good standing;
(b) Secretary's certificate stating that PlanetLink is authorized capital stock is as set forth herein;
(c) Certified copies of the resolutions of the board of directors of PlanetLink authorizing the execution of this Agreement and the consummation hereof;
(d) Secretary's certificate of incumbency of the officers and directors of PlanetLink;
(e) PlanetLink's Financial Statements; and
(f) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

10. CONDITIONS PRECEDENT TO OBLIGATION OF PLANETLINK
PlanetLink's obligation to consummate this exchange shall be subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by PlanetLink:

10.1. SHAREHOLDERS' REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Shareholders set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

10.2. SHAREHOLDERS' COVENANTS. The Shareholders shall have performed all covenants required by this Agreement to be performed by them on or before the Closing.

10.3. FIFTH AVENUE I'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of Fifth Avenue I set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

10.4. FIFTH AVENUE I'S COVENANTS. Fifth Avenue I shall have performed all covenants required by this Agreement to be performed by them on or before the Closing.

10.5. BOARD OF DIRECTOR APPROVAL. This Agreement shall have been approved by the Board of Directors of Fifth Avenue I.

10.6. SUPPORTING DOCUMENTS OF FIFTH AVENUE I. Fifth Avenue I shall have delivered to PlanetLink supporting documents in form and substance reasonably satisfactory to PlanetLink, to the effect that:
(a) A good standing certificate from the jurisdiction of Fifth Avenue I’s state of organization stating that Fifth Avenue I is a corporation duly organized, validly existing, and in good standing;
(b) Secretary's certificate stating that Fifth Avenue I is authorized capital stock is as set forth herein;
(c) Certified copies of the resolutions of the board of directors of Fifth Avenue I authorizing the execution of this Agreement and the consummation hereof;
(d) Secretary's certificate of incumbency of the officers and directors of Fifth Avenue I;
(e) Fifth Avenue I's Financial Statements; and
(f) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

11. POST-CLOSING CONDUCT AND COVENANTS.
For the period of two years following the Closing:
(a) PlanetLink shall take all reasonable efforts and action necessary for PlanetLink to be current under the reporting requirements of the Exchange Act and for PlanetLink Shares to remain subject to quotation on the OTC:BB or other national exchanges;
(b) PlanetLink will take no action to terminate its registration under Section 12 the Exchange Act;
(c) PlanetLink shall utilize the services of a recognized stock transfer agent and shall execute and deliver all necessary and proper documentation to effect in an expeditious manner the transfer of the PlanetLink Shares, including any Pledged PlanetLink Shares in the event of a default on the Secured Promissory Note payable to CRCS, subject to the requirements of the Federal securities laws; and
(d) The PlanetLink Shares issued to the Shareholders under this Agreement shall be subject to "piggy-back" registration rights. PlanetLink undertakes to include Shareholders PlanetLink Shares in any registration statement filed by PlanetLink under the Act, if such registration statement shall include any other persons PlanetLink Shares for registration and resale, as selling shareholders. If the registration statement under the Act is solely for the purpose of PlanetLink issuing and selling its securities to the public ("IPO"), then the Shareholders agree that this piggy-back registration right shall be deferred until selling shareholders shall be included in a registration statement under the Act.

12. SHAREHOLDER REPRESENTATIVE.
The Shareholders hereby irrevocably designate and appoint Thomas J. Craft, Jr., P.A., 301 Clematis Street, Suite 3000, West Palm Beach, FL 33401, as their agent and attorney in fact (the "Shareholders' Representative") with full power and authority until the Closing to execute, deliver, and receive on their behalf all notices, requests, and other communications hereunder; to fix and alter on their behalf the date, time, and place of the Closing; to waive, amend, or modify any provisions of this Agreement, and to take such other action on their behalf in connection with this Agreement, the Closing, and the transactions contemplated hereby as such agent or agents deem appropriate; provided, however, that no such waiver, amendment, or modification may be made if it would decrease the number of PlanetLink Shares to be issued to the Shareholders hereunder or increase the extent of their obligations to indemnify PlanetLink hereunder.

13. TERMINATION.
This Agreement may be terminated by: (i) mutual consent in writing; (ii) Shareholders, PlanetLink or Fifth Avenue I if there has been a material misrepresentation or material breach of any warranty or covenant by any other party, specifically including the requirement that PlanetLink satisfy its obligations to deliver PlanetLink Financial Statements as required under this Agreement or the failure of PlanetLink to fulfill its obligations to Shareholders’s affiliate, CRCS, under the Note; or (iii) by any of the Shareholders, PlanetLink or Fifth Avenue I if the SEC does not "clear comments" with regard to the Form 8-K or amendment relating to the business combination of PlanetLink and Fifth Avenue I as required under the Services Agreement and therefor the Closing shall not have occurred.

14. SURVIVAL OF REPRESENTATIONS AND WARRANTIES.
The representations and warranties of the Shareholders, PlanetLink and Fifth Avenue I set out herein shall survive the Closing.

15. ARBITRATION
15.1. SCOPE. The parties hereby agree that any and all claims (except only for requests for injunctive or other equitable relief or under the terms and conditions of the securities compliance services agreement dated as of July 11, 2001 between CRCS and PlanetLink and the Secured Note and Pledge Agreement attached thereto) under the terms of this Agreement will be resolved by arbitration before the American Arbitration Association within the County of Palm Beach, State of Florida.

15.2. CONSENT TO JURISDICTION, SITUS AND JUDGEMENT. The parties hereby irrevocably consent to the jurisdiction of the American Arbitration Association and the situs of the arbitration (and any requests for injunctive or other equitable relief) shall rest in the 15th Judicial Circuit in and for Palm Beach County, State of Florida. Any award in arbitration may be entered in any domestic or foreign court having jurisdiction over the enforcement of such awards.

15.3. APPLICABLE LAW. The law applicable to the arbitration and this Agreement shall be that of the State of Florida, determined without regard to its provisions which would otherwise apply to a question of conflict of laws.

15.4. DISCLOSURE AND DISCOVERY. The arbitrator may, in its discretion, allow the parties to make reasonable disclosure and discovery in regard to any matters which are the subject of the arbitration and to compel compliance with such disclosure and discovery order. The arbitrator may order the parties to comply with all or any of the disclosure and discovery provisions of the Federal Rules of Civil Procedure, as they then exist, as may be modified by the arbitrator consistent with the desire to simplify the conduct and minimize the expense of the arbitration.

15.5. RULES OF LAW. Regardless of any practices of arbitration to the contrary, the arbitrator will apply the rules of contract and other law of the jurisdiction whose law applies to the arbitration so that the decision of the arbitrator will be, as much as possible, the same as if the dispute had been determined by a court of competent jurisdiction.

15.6. FINALITY AND FEES. Any award or decision by the American Arbitration Association shall be final, binding and non-appealable except as to errors of law or the failure of the arbitrator to adhere to the arbitration provisions contained in this Agreement. Each party to the arbitration shall pay its own costs and counsel fees except as specifically provided otherwise in this Agreement.

15.7. MEASURE OF DAMAGES. In any adverse action, the parties shall restrict themselves to claims for compensatory damages and\or securities issued or to be issued and no claims shall be made by any party or affiliate for lost profits, punitive or multiple damages.

15.8. COVENANT NOT TO SUE. The parties covenant that under no conditions will any party or any affiliate file any action against the other (except only requests for injunctive or other equitable relief) in any forum other than before the American Arbitration Association, and the parties agree that any such action, if filed, shall be dismissed upon application and shall be referred for arbitration hereunder with costs and attorney's fees to the prevailing party.

15.9. INTENTION. It is the intention of the parties and their affiliates that all disputes of any nature between them, whenever arising, under this Agreement based on whatever law, rule or regulation, whether statutory or common law, and however characterized, be decided by arbitration as provided herein and that no party or affiliate be required to litigate in any other forum any disputes or other matters except for requests for injunctive or equitable relief, or rights of affiliates of the Shareholders under a separate securities compliance services agreement or a secured note and pledge agreement executed in connection with the securities compliance services agreement.

15.10. SURVIVAL. The provisions for arbitration contained herein shall survive the termination of this Agreement for any reason.

16. GENERAL PROVISIONS.
16.1. FURTHER ASSURANCES. From time to time, each party will execute such additional instruments and take such actions as may be reasonably required to carry out the intent and purposes of this Agreement.

16.2. WAIVER. Any failure on the part of either party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

16.3. BROKERS. Each party agrees to indemnify and hold harmless the other party against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.

16.4. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows:

If to Fifth Avenue I, to:
Fifth Avenue I Acquisition Corporation
301 Clematis Street, Suite 3000
West Palm Beach, FL 33401

If to PlanetLink, to:
PlanetLink Communications, Inc.
165 West Wieuca Road, Suite 205
Atlanta, Georgia 30342

If to the Shareholders, to:
Thomas J. Craft, Jr.
301 Clematis Street, Suite 3000
West Palm Beach, FL 33401
and
Richard Rubin and Ivo Heiden
730 Fifth Avenue, Suite 911
New York, NY 10019

16.5. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida.

16.6. ASSIGNMENT. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the written consent of the other party shall be void.

16.7. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures sent by facsimile transmission shall be deemed to be evidence of the original execution thereof.

16.8. REVIEW OF AGREEMENT. Each party acknowledges that it has had time to review this Agreement and, as desired, consult with counsel. In the interpretation of this Agreement, no adverse presumption shall be made against any party on the basis that it has prepared, or participated in the preparation of, this Agreement.

16.9. SCHEDULES. All schedules attached hereto, if any, shall be acknowledged by each party by signature or initials thereon and shall be dated.

16.10. EFFECTIVE DATE. The effective date of this Agreement shall be ________, 2001.

SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER AMONG FIFTH AVENUE I, PLANETLINK AND THE SHAREHOLDERS OF FIFTH AVENUE I IN WITNESS WHEREOF, the parties have executed this Agreement.

FIFTH AVENUE I ACQUISITION CORP.

By: /s/ Thomas J. Craft Jr.
Thomas J. Craft, Jr., President

PLANETLINK COMMUNICATIONS, INC.

By: /s/ Kayode A. Aladesuyi
Kayode A. Aladesuyi, President/CEO

SHAREHOLDERS OF FIFTH AVENUE I ACQUISITION CORP.

By: /s/ Thomas J. Craft, Jr.	By: /s/ Richard Rubin	By: /s/ Ivo Heiden
Thomas J. Craft, Jr.	Richard Rubin	Ivo Heiden

Exhibit A

Number of Fifth Avenue I Shares to be Surrendered	Number of Planet Link Shares to be Issued	Name of Shareholder	Address of Shareholder
400,000 Shares	182,443 Shares	Thomas J. Craft, Jr.	301 Clematis Street, Ste 3000, West Palm Beach, FL 33401
400,000 Shares	182,443 Shares	Richard Rubin	730 Fifth Avenue, Suite 911, New York, NY 10019
200,000 Shares	91,221 Shares	Ivo Heiden	730 Fifth Avenue, Suite 911, New York, NY 10019

Fifth Avenue Acquisition I Corp.	PlanetLink Communications, Inc.
By:/s/ Thomas J. Craft, Jr., President	By:/s/ Kayode A. Aladesuyi
President, CEO
STOCKHOLDER
By:/s/ Thomas J. Craft Jr.

STOCKHOLDER
By:/s/ Richard Rubin

STOCKHOLDER
By:/s/ Ivo Heiden